UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 18, 2005

ALDILA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21872	13-3645590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

13450 Stowe Dr., Poway, California		92064
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(858) 513-1801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Form 8-K/A is being filed to correct the headline of the press release.

FORWARD-LOOKING INFORMATION Certain statements made in this Form 8-K/A, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K and our Forms 10-Q and 8-K.

Item 7.01.  Regulation FD Disclosure.

On November 18, 2005, Aldila, Inc. (the “Company”) issued a press release announcing that its Board of Directors has declared a quarterly cash dividend of $0.15 per share and a one time special dividend of $1.00 per share both to be paid on December 16, 2005 to shareholders of record as of December 2, 2005.  The headline of this press release was incorrect.  A corrected press release, issued November 21, 2005, is attached.

At the same time Aldila also reported that the Board of Directors intends to continue to declare quarterly dividends at least at the same regular rate of $0.15 per share for the foreseeable future, subject to Aldila’s continued successful financial performance.

The information in this Form 8-K/A, including the accompanying exhibit, is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(a)   Financial statements of businesses acquired.

Not applicable

(b)   Pro forma financial information.

Not applicable

(c)   Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 21, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDILA, INC.

Dated: November 21, 2005	By:	/s/ Robert J. Cierzan
Name: Robert J. Cierzan
Title: Vice President, Secretary
and Treasurer